                           FORM OF VOTING AGREEMENT


     THIS VOTING AGREEMENT is entered into as of October 28, 1996 by and between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Parent"), and __________ ("Stockholder").

                                    RECITALS

     A. Parent, Wyoming Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Cooper & Chyan Technology, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (as amended from time to time, the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Voting Agreement have the meanings ascribed to such terms in the Reorganization Agreement), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

     B. As of the date hereof, Stockholder owns in aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of Company Common Stock set forth below Stockholder's name on the signature page hereof (all such shares, together with any shares of Company Common Stock or other shares of capital stock of the Company that may hereafter be acquired by Stockholder, being referred to herein as the "Subject Shares").

     C. As a condition to the willingness of Parent and Merger Sub to enter into the Reorganization Agreement, Parent and Merger Sub have required that Stockholder agree, and in order to induce Parent and Merger Sub to enter into the Reorganization Agreement Stockholder has agreed, to enter into this Voting Agreement.


                                    AGREEMENT

     The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.     TRANSFER OF SUBJECT SHARES

     1.1  NO DISPOSITION OR ENCUMBRANCE OF SUBJECT SHARES.

          (a) Stockholder hereby covenants and agrees that, prior to the Expiration Date (as defined below), Stockholder will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer (or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer of) any of the Subject Shares to any Person other than Parent, (ii) create or permit to exist any Encumbrance on any of the Subject Shares or (iii) reduce his beneficial


                                       1.

ownership of, interest in or risk relating to any of the Subject Shares; PROVIDED, HOWEVER, that Stockholder may transfer (free of the restrictions on transfer set forth in this Section 1.1) without consideration, by way of gift to members of Stockholder's immediate family and to organizations qualified under
Section 501(c)(3) of the Internal Revenue Code of 1986, up to _______ shares of Company Common Stock in the aggregate. The foregoing number of shares shall be appropriately adjusted if, between the date of this Voting Agreement and the Expiration Date, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction.

          (b) As used in this Voting Agreement, the term "Expiration Date" shall mean the earlier of the date upon which the Reorganization Agreement is validly terminated or the date upon which the Merger becomes effective; PROVIDED, HOWEVER, that the "Expiration Date" shall be the date 180 days following the date on which the Reorganization Agreement is validly terminated, if an Identified Termination occurs. For purposes of this Voting Agreement, an "Identified Termination" shall occur if:

               (i) the Reorganization Agreement is validly terminated by Parent or the Company pursuant to Section 8.1(d) of the Reorganization Agreement at any time after (A) an Acquisition Proposal has been made, submitted or announced (provided such Acquisition Proposal was not "publicly withdrawn" prior to the Company Stockholders' Meeting) or
          (B) the occurrence of a Triggering Event (provided, if such Triggering Event is the result of an Acquisition Proposal, such Acquisition Proposal was not "publicly withdrawn" prior to the Company Stockholders' Meeting); or

               (ii) the Reorganization Agreement is validly terminated by Parent pursuant to Section 8.1(e) of the Reorganization Agreement.

For purposes of this Voting Agreement, an Acquisition Proposal shall be deemed to have been "publicly withdrawn" only if (1) the Person who made such Acquisition Proposal publicly announces the withdrawal of such Acquisition Proposal and (2) there shall not have been any public announcement, or any direct or indirect communication to any of the stockholders of the Company, stating or suggesting the possibility that such Acquisition Proposal might be resubmitted or that such Person or any of such Person's affiliates might make, submit or announce any other Acquisition Proposal.

          (c) Notwithstanding anything to the contrary in this Section 1.1, Stockholder may transfer (free of the restrictions on transfer set forth in this Section 1.1) up to 50,000 shares of Company Common Stock prior to the earlier of December 1, 1996 or the date 30 days prior to the date on which the Company Stockholders' Meeting is scheduled to be held. Such shares are in addition to shares that may be transferred pursuant to the proviso to Section 1.1(a). The foregoing number of shares shall be appropriately adjusted if, between the date of this Voting Agreement and the Expiration Date, the outstanding shares of Company Common Stock are


                                       2.

changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction.

     1.2 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, prior to the Expiration Date, Stockholder will not deposit any of the Subject Shares into a voting trust or grant a proxy or enter into a voting agreement with respect to any of the Subject Shares.

SECTION 2.     VOTING OF SUBJECT SHARES

     2.1 PRE-TERMINATION VOTING AGREEMENT. Stockholder hereby agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall vote the Subject Shares:

               (i) in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof and thereof;

               (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement; and

               (iii) against the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company (other than in the ordinary course of business); (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in a majority of the board of directors of the Company; (E) any amendment to the Company's certificate of incorporation; (F) any material change in the capitalization of the Company or the Company's corporate structure; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Reorganization Agreement or this Voting Agreement.

Prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(i)", "(ii)" or "(iii)" of the preceding sentence.


                                       3.

     2.2 POST-TERMINATION VOTING AGREEMENT. If an Identified Termination occurs, then, prior to the Expiration Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall vote the Subject Shares (i) against any Acquisition Proposal and any related transaction or agreement and (ii) against any action which is intended, or could reasonably be expected, to facilitate the consummation of any Acquisition Transaction. Stockholder shall not enter into any agreement or understanding with any Person prior to the Expiration Date to vote or give instructions in any manner inconsistent with clause "(i)" or "(ii)" of the preceding sentence.

     2.3    PROXY; FURTHER ASSURANCES.

            (a) Contemporaneously with the execution of this Voting Agreement, Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Shares (the "Proxy").

            (b) Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Voting Agreement.

SECTION 3.  WAIVER OF APPRAISAL RIGHTS.

     Stockholder hereby waives any rights of appraisal and any dissenters' rights that Stockholder may have in connection with the Merger.

SECTION 4.  NO SOLICITATION

     Stockholder covenants and agrees that, during the period commencing on the date of this Voting Agreement and ending on the Expiration Date, Stockholder shall not, directly or indirectly, and shall not authorize or permit any Representative of Stockholder, directly or indirectly, to: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any nonpublic information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; (iii) engage in discussions with any Person with respect to any Acquisition Proposal;
(iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or other similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction. The foregoing provision shall not prevent Stockholder from acting in accordance with Stockholder's fiduciary duties as a director or officer of the Company, provided Stockholder complies with the provisions of Sections 4.3 and 5.2(c) of the Reorganization Agreement. Stockholder shall immediately cease any existing discussions with any Person that relate to any Acquisition Proposal.


                                       4.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

     Stockholder hereby represents and warrants to Parent as follows:

     5.1 DUE ORGANIZATION, AUTHORIZATION, ETC. Stockholder has all requisite power and capacity to execute and deliver this Voting Agreement and to perform his obligations hereunder. This Voting Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     5.2    NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

            (a) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not: (i) conflict with or violate any order, decree or judgment applicable to Stockholder or by which he or any of his properties is bound or affected; or
(ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on the Subject Shares pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of his properties is bound or affected.

            (b) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not, require any Consent of any Person.

     5.3 TITLE TO SUBJECT SHARES. Stockholder owns of record and beneficially the Subject Shares set forth under Stockholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, or rights to acquire any shares of capital stock of the Company, other than the Subject Shares set forth below Stockholder's name on the signature page hereof.

     5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.


SECTION 6.  REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent hereby represents and warrants to Stockholder as follows:


                                       5.

     6.1 DUE AUTHORIZATION. Parent has all requisite power and authority to perform its obligations under this Voting Agreement, and the execution, delivery and performance by Parent of this Voting Agreement have been duly authorized by all necessary action on the part of Parent and its board of directors. This Voting Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     6.2    NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

            (a) The execution and delivery of this Voting Agreement by Parent do not, and the performance of this Voting Agreement by Parent will not: (i) conflict with or violate any order, decree or judgment applicable to Parent or by which it or any of its properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under any Contract to which Parent is a party or by which Parent is bound or affected.

            (b) The execution and delivery of this Voting Agreement by Parent do not, and the performance of the Voting Agreement by Parent will not, require any Consent of any Person.

     6.3 ACCURACY OF REPRESENTATIONS. The representations and warranties of Parent contained in this Voting Agreement are accurate in all material respects as of the date of this Voting Agreement, will be accurate in all material respects at all times through the Expiration Date and will be accurate in all material respects as of the date of consummation of the Merger as if made on that date.


SECTION 7.  COVENANTS OF STOCKHOLDER

     7.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Voting Agreement.

     7.2 LEGEND. Immediately after the execution of this Voting Agreement, Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing the Subject Shares to bear a legend in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED AS OF OCTOBER 28, 1996, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF


                                       6.

     THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 8.  MISCELLANEOUS

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by Stockholder and Parent in this Voting Agreement shall survive (i) the consummation of the Merger, (ii) any termination of the Reorganization Agreement, and (iii) the Expiration Date.

     8.2    INDEMNIFICATION.

            (a) Each party hereto shall hold harmless and indemnify the other party hereto from and against any Damages (regardless of whether or not such Damages relate to a third-party claim) which are incurred by such other party and that arise from any breach of any representation, warranty, covenant or obligation of such party contained herein.

            (b) If the Merger is consummated, then, from and after the Effective Time, Parent shall, to the fullest extent permitted by law, hold harmless and indemnify Stockholder from and against any Damages which are incurred by Stockholder and that arise from any claim against Stockholder by any third party asserting that Stockholder's entering into this Voting Agreement or the grant by Stockholder of the voting rights set forth in Section 2 violates any applicable Legal Requirement.

            (c) In the event of the assertion or commencement by any Person of any claim or Legal Proceeding with respect to which Parent may become obligated to hold harmless and indemnify Stockholder under this Section 8.2, (i) Stockholder shall immediately notify Parent of such claim or Legal Proceeding, and (ii) Parent shall have (A) the exclusive right, at its election, to assume and control the defense of such claim or Legal Proceeding (with counsel selected by Parent and reasonably satisfactory to Stockholder) and (B) the right, at its election, to settle, adjust or compromise such claim or Legal Proceeding without the consent of Stockholder. At Parent's reasonable request, Stockholder shall execute a customary agreement in settlement of any such claim or Legal Proceeding which contains a customary release and other customary terms.

     8.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

     8.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):


                                       7.

            if to Stockholder:
                   at the address set forth below Stockholder's signature on the signature page hereto;

            if to Parent:

                   Cadence Design Systems, Inc.
                   2655 Seely Avenue
                   San Jose, CA  95134
                   Attn: General Counsel
                   Facsimile: 408-944-0215


     8.5 SEVERABILITY. Any term or provision of this Voting Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Voting Agreement or affecting the validity or enforceability of any of the terms or provisions of this Voting Agreement in any other jurisdiction. If any provision of this Voting Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.6 ENTIRE AGREEMENT. This Voting Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto. The parties hereto waive trial by jury in any action at law or suit in equity based upon, or arising out of, this Voting Agreement or the subject matter hereof.

     8.7 ASSIGNMENT, BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any wholly-owned subsidiary of Parent. Subject to the preceding sentence, this Voting Agreement shall be binding upon and shall inure to the benefit of (i) Stockholder and his heirs, successors and assigns and (ii) Parent and its successors and assigns. Notwithstanding anything contained in this Voting Agreement to the contrary, nothing in this Voting Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Voting Agreement.

     8.8 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that Parent


                                       8.

shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to enforce specifically the terms and provisions hereof in any Delaware court or other court of proper jurisdiction, this being in addition to any other remedy to which Parent is entitled at law or in equity.

     8.9 OTHER AGREEMENTS. Nothing in this Voting Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under any Affiliate Agreement between Parent and Stockholder or any other agreement.

     8.10 GOVERNING LAW. This Voting Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts entered into and to be performed entirely within the State of Delaware.

     8.11 COUNTERPARTS. This Voting Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     8.12   CONSTRUCTION.

            (a) Headings of the Sections of this Voting Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

            (b) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (c) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

            (d) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (e) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.


                                       9.

     IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting Agreement to be executed as of the date first written above.


                                   CADENCE DESIGN SYSTEMS, INC.


                                   By:
                                      ------------------------------
                                   Name:  R.L. Smith McKeithen
                                   Title: Vice President and General Counsel






                                   -----------------------------------------
                                   Name:
                                        ---------------
                                        Number of Shares of Company
                                        Common Stock owned as of
                                        the date of this Voting Agreement:

                                        -----------

                                       10.

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

                                IRREVOCABLE PROXY


     The undersigned stockholder of Cooper & Chyan Technology, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Joseph B. Costello, H. Raymond Bingham, R.L. Smith McKeithen and Cadence Design Systems, Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof. (The shares of the capital stock of the Company referred to in clauses
(i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

     This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Wyoming Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and the Company (the "Reorganization Agreement"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Reorganization Agreement. The undersigned acknowledges that, if and when the undersigned executes for the benefit of Parent an Option Agreement substantially in the form attached to the Reorganization Agreement as Exhibit F, Parent's interest in such Option Agreement shall be coupled to this proxy.

     The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company:

                   (i) in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof and thereof;

                   (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement; and

                   (iii) in their discretion, with respect to the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company (other than in the ordinary course of business); (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (D) any change in a majority of the board of directors of the Company; (E) any amendment to the Company's certificate of incorporation; (F) any material change in the capitalization of the Company or the Company's corporate structure; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Reorganization Agreement or the Voting Agreement.

     If an Identified Termination occurs, then, prior to the Expiration Date (as such term is defined in the Voting Agreement; such term is used hereafter with the same definition), at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares in their discretion with respect to (i) any Acquisition Proposal and any related transaction or agreement and (ii) any action which is intended, or could reasonably be expected, to facilitate the consummation of any Acquisition Transaction.

     The undersigned stockholder may vote the Shares on all other matters.

     This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

     Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

     This proxy shall terminate upon the Expiration Date.

Dated:  October 28, 1996


                                   ------------------------------
                                   Name:


                                   Number of Shares of Company
                              Common Stock: